Exhibit 10.3

NIO Inc.

2017 SHARE INCENTIVE PLAN

2017年股权激励计划

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

计划宗旨。本2017年股权激励计划旨在吸引、留住市场最优人才，为公司雇员、董事和顾问提供进一步的激励，促进公司业务发展。

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

定义。除非授予协议另作定义，否则本计划及授予协议中的术语将使用下列定义。如果授予协议另外定义了某术语，则该等定义将取代本第二条之规定。

(a) “Administrator” means the Board or any of the Committees appointed by the Board to administer the Plan.

“管理人”指董事会或董事会指定的管理本计划的任何委员会。

(b) “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person, where “Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person.

“关联方”指针对任何特定人士，直接或间接控制该等特定人士，被该等特定人士控制或与该等特定人士处于共同控制之下的任何人士。 “控制”特定人士，指通过持有有表决权的股份、合同约定或其他方式，直接或间接控制该等人士业务、管理和政策的权力或权限。无论是否被行使，一旦拥有控制该等人士股东大会或股东会超过百分之五十（ 50%）有表决权的受益所有权或权力，或拥有任命该等人士董事会中多数成员的权力，该等的权力或职权应明确视为控制。

(c) “Applicable Laws” means legal requirements relating to the Plan and the Awards under applicable laws, regulations, rules, federal securities laws, state corporate and securities laws, the rules of any applicable stock exchange or national market system, and the laws, regulations, orders or rules of any jurisdiction applicable to the Awards granted to residents therein or the Grantees receiving such Awards.

“适用法律”指与本计划和授予协议相关的法律要求，包括：适用的法律、法规、规章、联邦证券法、州立公司法和州立证券法，任何证券交易所或全国性交易体系的规则，和其他任何司法管辖区内适用于被授予的授权或被授权人的法律、法规、法 令或规定。

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

“承担”指当公司整体出售发生时，以下其一： (i)公司明确表示承担授权的义务，或 (ii)公司整体出售涉及的继受方或其母公司明确表示承担授权对应的合同义务（而不仅是迫于法律的强制实施），该承担可以在适当调整继受方或其母公司有关授权的股份的数量和类型以及相关行权或者购买价格的基础上，但该调整至少应保持根据相关授权文书公司整体出售发生时的授权的补偿要件。

(e) “Award” means an Option, SAR, Dividend Equivalent Right, Restricted Share, Restricted Share Unit or other right or benefit under the Plan.

“授权”指在本计划项下对期权、股份增值权、股息对等权利、受限股份、受限股份单位或其它权利或利益的授予。

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

“授予协议”指公司和被授权人签署的、约定授权事项的书面协议及其后续修订版本。

(g) “Board” means the Board of Directors of the Company.

“董事会”指本公司的董事会。

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and/or to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity (including without limitation of any non-competition obligations of Grantee); or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person, or any crime involving fraud, or misrepresentation or violation of applicable securities laws.

“事由”指公司或关联实体终止被授权人的持续任职的原因。事由可以是被授权人与公司或者关联实体签署的届时有效的书面协议所明确定义的事由，或者，如果没有此类届时有效的书面协议与定义，根据管理人的决定，可以是被授权人引起的下列原因： (i)恶意作为或不作为，和/或其作为或不作为导致公司或关联实体的损失； (ii)对公 司或关联实体不忠，或作出故意不当行为，或实质性违反与公司或关联实体签定的协议（包括但不限于被授权人的竞业禁止义务）；或 (iii)犯有涉及不忠、背信或对任何人士有生理伤害或精神伤害的犯罪行为，或涉及欺诈或虚假陈述或违反适用证券法的犯罪行为。

(i) “Change in Control” means (as determined by the Administrator acting reasonably) a change in ownership or control of the Company after the Registration Date effected through the direct or indirect acquisition by any Person or related group of Persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by an Affiliate of the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Directors who are not Affiliates or associates of the offeror do not recommend such shareholders accept.

“控制权变更”指（由管理人经合理行为决定的）因下列交易而导致在公司登记日后发生的所有权或控制权变更：任何人士或该等人士的相关集团（由公司、或公司发起的员工福利计划、或公司关联方进行的收购除外）通过直接向公司股东提出收购要约或换股要约，要求直接或间接收购公司百分之五十（ 50%）以上的有表决权的已发行股份，而多数非要约方关联方或合作方的董事均不建议公司股东接受该等收购要约或换股要约。

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

“委员会”指任何由董事会指定的董事会成员组成的管理本计划的委员会。

(k) “Company” means NIO Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands or any successor corporation that adopts the Plan in connection with a Corporate Transaction.

“公司”指NIO Inc.，一家根据开曼法律成立的有限责任豁免公司，或者适用本计划的公司整体出售的继受方。

(l) “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as an Employee or Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

“顾问”指由公司或关联实体聘用的，向公司或关联实体提供顾问或咨询服务的任何人士（雇员或董事除外，该等除外仅针对该等人士以雇员或董事身份提供服务的情况）。

(m) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

“持续任职”指以雇员、董事或顾问身份向公司或关联实体提供的服务未中断或未终止。如果根据其所在管辖地法律，非经事先通知不得有效终止任职的，雇员、董事或顾问的持续任职仍应当自其实际终止向公司或关联实体提供服务之日止，而不考虑其适用法律下终止任职所需满足的通知期限。如果持续任职实际终止，或被授权人供职的对象不再为关联实体，那么被授权人的持续任职应被视为终止。在下列情况下，持续任职不得被视为中断： (i)经批准的请假；(ii)雇员、董事或顾问，在公司、任一关联实体或任一继受者间的调任；或 (iii)职务变化，但仍以雇员、董事或顾问的身份继续供职于公司或关联实体（但授予协议另有规定的除外）。经批准的请假包括病假、服兵役假或任何其它经批准的事假。

(n) “Corporate Transaction” means (as determined by the Administrator acting reasonably) any of the following transactions:

“公司整体出售”指（由管理人经合理行为决定的）任何下述交易：

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

非以公司作为继存方的并购或合并，但以改变公司注册地为主要目的的交易除外；

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company and its Subsidiaries and Affiliates;

出售、转让和以其它方式处分公司全部或实质性的全部资产；

(iii) the complete liquidation or dissolution of the Company;

公司完全清算或解散；

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Ordinary Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

以公司为继存方的任何反向收购或一系列以反向收购告终的相关交易（包括但不限于后附反向收购的要约收购），但是 (A) 在该等收购之前已发行的普通股，凭借该等收购转换或交换为其他财产的（无论证券、现金或其他形式），或 (B) 该等收购前公司百分之五十（50%）以上的有表决权的已发行股份转让给在收购交易前的原持有人以外的一人或数人，但管理人不认为其构成公司整体出售的除外；或

(v) acquisition in a single or series of related transactions by any Person or related group of Persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

任何人士或该等人士的相关集团（公司或公司发起的员工福利计划除外）通过单独或系列的相关交易，购买公司百分之五十（ 50%）以上的有表决权的已发行股份，但管理人不认为其构成公司整体出售的相关交易除外。

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

“董事”指董事会成员或任何关联实体的董事会董事。

(p) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

“残障”应当具有公司或被授权人供职的关联实体的长期残障政策中的定义，而不论该政策是否覆盖被授权人。如果公司或被授权人供职的关联实体尚未制定的长期残障政策， “残障”指经医学鉴定被授权人生理或心理损害而无法履行被授权人职务职责且持续九十（ 90）天及以上。除非被授权人向管理人出示充分的损害证明，且满足管理人的自由裁量，否则被授权人不应被视为残障。

(q) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Ordinary Shares.

“股息对等权利”指被授权人有权以获得普通股股息的形式要求支付补偿金的权利。

(r) “Drag-Along Event” means an Approved Sale of the Company, as defined in the M&A of the Company.

“领售权交易”指如公司章程中定义的公司被批准的出售交易。

(s) “Employee” means any person, including a Director, who is in the employment of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a Director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

“雇员”指受雇于公司或关联实体的任何人士（包括董事），且该等人士应当受制于公司或关联实体对工作内容和工作方式的指示和控制。公司或关联实体向董事支付费用，不应被视为足以证明公司对其存在雇佣关系。

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

“交易法”指《1934美国证券交易法》及其后续修订。

(u) “Fair Market Value” means, as of any date, the value of Ordinary Shares determined as follows:

“公平市场价值”指在任何日期根据以下方式确定的普通股的价值：

(i) If the Ordinary Shares are traded on a securities exchange, the value shall be deemed to be the security’s closing price on such exchange on the applicable valuation date, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

如果普通股在证券交易所进行交易，则公平市场价值应为该股份在该等证券交易所可适用的估值日的收盘价，收盘价以《华尔街日报》或管理人认为可以信赖的其它来源的报道为准；或

(ii) If the Ordinary Shares are traded over-the-counter, the value shall be deemed to be the closing bid price on the applicable valuation date as reported in The Wall Street Journal or such other source as the Administrator deems reliable; and

如果普通股在场外交易市场进行交易，则公平市场价值应为可适用的估值日的收盘价，收盘价以《华尔街日报》或管理人认为可以信赖的其它来源的报道为准；或

(iii) In the absence of an established market for the Ordinary Shares of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and, to the extent applicable, in compliance with Section 409A of the U.S. Code.

如果普通股尚不存在(i)和(ii)款的交易形式，股份的公平市场价值由管理人根据善意确定，且（如适用）符合美国法令 409A节。

(v) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

“被授权人”指按本计划获得授权的雇员、董事或顾问。

(w) “IPO” shall mean the Company’s first firm commitment underwritten public offering of any of its securities (or the securities of a successor corporation) to the general public pursuant to (a) a registration statement filed under the Securities Act of 1933, as amended, or (b) the securities laws applicable to an offering of securities in another jurisdiction pursuant to which such securities will be listed on an internationally recognized securities exchange.

“首次公开发行”指公司(a)根据1933年证券法案及其后续修订进行股份注册上市申请书备案，或 (b) 如果股份将在其他国际认可的证券交易所上市，根据拟挂牌的证券交易所所在管辖地对拟发行股份适用的证券法律，向公众首次承诺公开发行承销其任何股份（或继受公司的股份）。

(x) “Incentive Stock Option” shall mean a stock option granted pursuant to the Plan that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the U.S. Code.

“股权激励期权”指按照本计划授予的股权期权，该期权的条款内容可以被认定或者有意被认定为美国法令 S422所指的股权激励期权。

(y) “M&A” means the currently effective memorandum and articles of association of the Company.

“章程”指届时有效的公司章程。

(z) “Ordinary Share” means the Company’s ordinary shares, par value US$0.00025 per share.

“普通股”指每股面值为0.00025美元的公司的普通股。

(aa) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan. Options granted to employees who are U.S. taxpayers may either qualify as Incentive Stock Options or as options that do not qualify as Incentive Stock Options.

“期权”指在本计划项下，根据授予协议授予的购买股份的选择权。向作为美国纳税居民的雇员授予的期权可能被认定为股权激励期权，也可能无法被认定为股权激励期权。

(bb) “Parent” means any company (other than the Company) in an unbroken chain of companies ending with the Company, if each of the companies other than the Company owns or Controls stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain. A company that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“母公司”指在以本公司为最末端的连续公司链中的任何公司（本公司除外），且该公司（本公司除外）拥有该公司链中某一家公司百分之五十（ 50%）以上的有表决权的股份。任何公司在本计划正式通过后达到母公司的标准的，应当自达到标准之日起被视为母公司。

(cc) “Person” means any individual, corporation, partnership, limited partnership, association, limited liability company, firm, trust, estate or other enterprise or entity.

“人士”指任何个人、公司、合伙企业、有限合伙企业、独资企业、联合企业、有限责任公司、公司、信托、不动产或任何其他企业或实体。

(dd) “Plan” means this 2017 Stock Incentive Plan.

“计划”指本2017年股权激励计划。

(ee) “Registration Date” means the first to occur of (i) the closing of the IPO; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

“登记日”指下列事件较早发生的日期：(i)首次公开发行的交割日；和(ii)公司整体出售完成之日，如果根据1933年证券法案及其后续修订备案和宣布生效的股份注册上市申请书要求，在公司整体出售之日或之前，公司整体出售的继受方（或其母公司）应当向公众出售其可以发行的同一类别股份的话。

(ff) “Related Entity” means any Parent or Subsidiary or Affiliate of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary or an Affiliate of the Company holds a substantial ownership interest, directly or indirectly.

“关联实体”指本公司的任何母公司、或子公司、或关联方、以及任何本公司、母公司、子公司或关联方直接或间接持有实质性所有权利益的任何企业、公司、合伙、有限责任公司或其他实体。

(gg) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable share or stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

“替代”指根据公司整体出售，授权被公司、继受方（如适用）或其母公司的有可以比性的股份、股权授权或现金激励方案替代，并且该等股份、股份奖励或现金激励方案保留了公司整体出售时授权中存在的补偿要件，以及提供了和该授权具有相同（或更有利的）兑现时间表的后续支出。是否有可以比性由管理人决定，该决定应为最终的、有约束力的和终局的。

(hh) “Restricted Share” means a Share issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

“受限股份”指在本计划项下以一定对价向被授权人发行的，在转让、 优先购买权、回购条款、没收条款和管理人制定的其他条件方面受限制的股份。

(ii) “Restricted Share Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

“受限股份单位”指可以基于时间推移或管理人制定的业绩标准完成，全部或者部分获得的，以现金、股票或其他证券或者管理人决定的上述组合进行支付的一项授权。

(jj) “SAR” means a share appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Ordinary Shares.

“股份增值权”指赋予被授权人股份或现金补偿的股份增值权利，由管理人制定，并以普通股的增值作为衡量。

(kk) “Share” means an Ordinary Share of the Company.

“股份”指公司的普通股。

(ll) “Spin-off Transaction” means a distribution by the Company to its shareholders of all or any portion of the securities of any Subsidiary of the Company.

“分拆交易”指公司向其股东分配子公司的全部或部分股份的交易。

(mm) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, if each of the companies other than the last company in the unbroken chain owns or Controls stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain, by equity ownership or by contract. A company that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“子公司”指在以本公司为最顶端的连续公司链中的任何公司（本公司除外），且该公司（公司链最末端公司除外）基于持股或协议而拥有该公司链中某一家公司百分之五十（ 50%）以上的有表决权的股份。任何公司在本计划正式通过后达到子公司的标准的，应当自达到标准之日起被视为子公司。

(nn) “U.S. Code” means the U.S. Internal Revenue Code of 1986, as amended.

“美国法令” 指1986年美国国内税收法及其修正案。

3. Shares Subject to the Plan.

本计划项下的股份。

(a) The Shares to be issued pursuant to the Awards under this Plan shall be authorized, but unissued, or reacquired Ordinary Shares. Subject to the provisions of Section 11 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 33,000,000 Shares (proportionally adjusted to reflect any share dividends, share splits, or similar transactions).

基于授权而发行的股份应为经授权但未发行或重新购回的普通股。根据下述第 11节之规定，基于全部授权而发行的股份不得超过 33,000,000股（可根据分红、拆股或类似交易按比例调整）。

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the Applicable Law and the listing requirements of the applicable stock exchange or national market system on which the Ordinary Shares are traded, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

任何被没收的、被取消的、或到期失效的（无论自愿或非自愿）授权（或其部分）所代表的股份，在计算本计划项下可发行股份的最大数量时，不应被视为已发行的股份。本计划项下基于授权已实际发行的股份不得再被用作本计划项下的股份，且不得被用于本计划项下将来的股份发行，但如果尚未兑现的股份被公司没收或被公司以初始购股价格或回购时的公平市场价值中较低的价格回购，则该股份可以被用于本计划项下未来的授权。在适用法律和普通股挂牌的证券交易所或全国性市场系统的上市规则允许的情况下，授权所对应的股份如满足如下条件： (i)支付授权的行权价或购买价格；或 (ii)履行因行权而产生的税收代缴义务，在计算本计划项下可发行股份的最大数量时，不应被视为已发行的股份，管理人另有决定的除外。

4. Administration of the Plan.

计划的管理。

(a) Plan Administrator.

计划管理人。

(i) Administration. The Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in accordance with the Applicable Laws and the M&A. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more officers or directors to grant such Awards and may limit such authority as the Board determines from time to time.

管理。本计划应由 (A)董事会或(B)董事会指定的根据适用法律及章程组成的委员会管理。一经委任，除非董事会另有指示，该等委员会应持续履行其被指定职能。董事会可以授权一位或多位管理人员授予期权并且董事会可以不时限制该等授权。

(ii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws and approved by the Administrator.

管理过失。如果授权的授予与本第4节(a)款中的规定不一致，则该项授权应当在适用法律允许且管理人同意的范围内，自授予日起被推定为有效。

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

管理人的权力。受限于适用法律以及本计划条款（包括本计划赋予管理人的其他权利），除非董事会另有决定，否则管理人拥有下列自由裁量权：

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

不时确定本计划项下可以获得授权的雇员、董事、顾问；

(ii) to determine whether and to what extent Awards are granted hereunder;

确定是否按本计划给予授权以及授权范围；

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

确定本计划项下的每项授权对应的股份数量或其他应付对价；

(iv) to approve forms of Award Agreements for use under the Plan;

批准用于本计划的授予协议的形式；

(v) to determine the terms and conditions of any Award granted hereunder (including the vesting schedule set forth in the Notice of Stock Option Award);

确定本计划项下任何授权的条款和条件（包括股权期权授予通知项下的兑现时间表）；

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

修订依本计划授予的任何已发行授权的条款，但未经被授权人书面同意，不得作出对被授权人已发行授权产生不利影响的修订；

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

解释计划和授权的条款，包括但不限于依计划制定的授予通知 或授予协议；

(viii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

采取管理人认为合适的，不违反本计划条款的其他行动。

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or Employees of the Company or a Related Entity, members of the Board and any Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such Person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such Person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

赔偿。除了作为公司或关联实体的董事会成员或雇员可以能享有的其他赔偿权利外，公司应当保护或赔偿被授权代表董事会、管理人或公司行事的公司或关联实体的董事会成员或雇员，使其在适用法律允许的范围内、按税后标准，免于支付所有包括律师费在内的实际必要开支（由于任何因按照本计划或者本计划下授权履行或未履行事务而引发的该等人士作为当事人的主张、调查、行动或其他法律程序的应诉，或者上诉），以及该等人士在和解（假如公司同意和解）或诉讼、调查、行动、诉讼或其他法律程序结果中支付的全部金额，除非在该等主张、调查、行动、诉讼或其他法律程序中判定该等主体因其重大过失、恶意或故意不当行为承担责任。上述赔偿的前提是，在任何该等主张、调查、行动、诉讼或其他法律程序发生后三十（ 30）日内，该等主体应书面通知公司，向公司提供在该等主张、调查、行动、诉讼或其他法律程序以自费应诉的机会。

5. Eligibility. Awards may be granted to Employees, Directors and Consultants.An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.

资格条件。授权可以被授予雇员、董事及顾问。已被给予授权的雇员、董事及顾问，如符合条件，可以被授予其他额外的授权

6. Terms and Conditions of Awards.

授权条件。

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Shares, Restricted Share Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

授权类别。本计划项下，管理人有权授予雇员、董事或顾问与本计划条款不相抵触的任何类别的安排，其条款涉及或可以能涉及： (i)股份、(ii)现金奖励或者（iii）期权、股份增值权或其他类似权利；可以按照固定价格或与股份公平市场价值相关的浮动价格发行；触发行使权利和转换权利的可以是一定时间期限、一起或数期事件、业绩标准或者其他条件。授权类型包括但不限于期权、股份增值权和受限股份的买卖收益和红利、受限股份单位或股息对等权利；并且授权可以由一种前述证券或利益或由两（ 2）种以上证券或利益的任何组合、选择构成。

(b) Designation of Award. Each Award shall be designated in the Award Agreement.

授权之指定。每项授权应在授予协议中指明。

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. Each Award shall be subject to the terms of an Award Agreement approved by the Administrator and, if applicable, a subplan established pursuant to Section 25, which may provide that certain provisions of the Plan referenced in such Award Agreement or subplan shall not apply to such Award. The performance criteria established by the Administrator may include, without limitation, any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. Notwithstanding anything to the contrary provided hereof, to the extent permitted under Applicable Laws, the Administrator shall be entitled to require each Grantee to, as one precondition to being granted each Award, enter into a non-competition agreement with the Company or Related Entity, under which the Grantee shall be obligated to undertake certain non-competition obligations during the term of the employment with the Company or Related Entity and a certain reasonable period after the employment with the Company, and the Company shall have the right to waive Grantee’s such non-compete obligation upon its own discretion and decision, subject to the non-competition agreement.

授权条件。根据本计划的条款，管理人有权决定每项授权的条款、条 件，包括但不限于授权兑现时间表、回购条款、优先购买权、没收条款、授权结算时的支付方式（现金、股份或其它对价）、或有支付与业绩标准的完成。每项授权应根据管理人同意的授予协议的条款，以及根据第 25条制定的子计划（如适用），该等授予协议或子计划可能约定计划中的某些条款不适用于该授权。管理人制定的业绩标准可以根据以下一项或多项的组合： (i)股份价格上涨、(ii)每股收益、(iii)股东收益总值、(iv)营业利润、 (v)毛利润、(vi)股权收益、(vii)资产收益、 (viii)投资收益、(ix) 营业收入、(x)营业净收入、 (xi)税前利润、(xii) 现金流、(xiii)总收入、 (xiv)支出、(xv)扣除利息、税收和折旧后的收入，(xvi)附加经济价值和(xvii)市场份额。业绩标准可以适用于公司、关联实体和 /或公司或任何关联实体的独立业务部门。部分完成业绩标准，可以依据授予协议的规定，依业绩完成程度相应地支付或兑现权利。尽管本计划有相反的规定，作为授予每项授权的前提条件，管理人应有权要求每位被授权人与公司或关联实体签署竞业禁止协议，在该协议项下，被授权人应有义务在公司或关联实体雇用期间或离职后的特定合理期间承担相应的竞业禁止义务 ,且公司有权依照其自由裁量权和决定根据竞业禁止协议放弃被授权人的竞业禁止义务。

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, share purchase, asset purchase or other form of transaction.

收购及其它交易。公司或关联实体通过并购、购股、资产收购或其它方式收购另一实体、或购买在另一实体中的利益、或购买在关联实体中的额外利益时，管理人可以发行本计划项下的授权，以结算、承担或替代已发行授权或未来授权义务。

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award (other than an Award held by a U.S. taxpayer), satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

授权的延迟支付。管理人可以在本计划项下制定一个或多个方案，以使选定的被授权人有机会在行使授权（除美国纳税人持有的授权外）、完成业绩标准、或发生其它事件时选择延迟接受对价，如无此选择，则被授权人将有权获得授权项下的支付、股份或其它对价。管理人可以制定选择的程序、选择时间、被延迟的支付、股份或其它对价及其利息或其它收益的支付机制、以及其他管理人认为适当的管理延迟方案的条款、条件、规则和程序。

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

独立方案。管理人可以在本计划项下制定一个或多个独立方案，以按照其不时决定的条款和条件将特定形式的授权给予一类或多类被授权人。

(g) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award, subject to compliance with the Applicable Laws. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

提前行权。授予协议可以（但并非必须）包含一个条款，规定被授权人，在其为雇员、董事或顾问的任何时间，有权在遵守适用法律的前提下在授权完全兑现前的任何时候行使部分或全部授权。由此获得的任何未兑现股份可受限于回购条款且回购受益人为公司或关联实体，或者可受限于受管理人认为适当的任何其他条款。

(h) Term of Award. The term of each Award shall be the term stated in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award. In the case of an Incentive Stock Option granted to an employee who, at the time the Incentive Stock Option is granted, owns (or, pursuant to Section 424(d) of the U.S. Code, is deemed to own) stock representing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or Affiliate, the term of the Incentive Stock Option will not be longer than ten years from the date of grant.

授权有效期。每项授权的有效期为授予协议中指定的期限。尽管有上述规定，任何授权的具体有效期不应包括被授权人选择延迟接受授权项下可发行股份或现金的期间。对于授权给雇员的股权激励期权，如果该雇员在该股权激励期权授予时，拥有（或根据美国法令第 424(d)节可被视为拥有）超过公司、子公司和关联方所有类型的享有投票权的 10%的股份，则该股权激励期权的有效期不超过自授予日起十年。

(i) Transferability of Awards. Subject to the Applicable Laws, Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

授权的可转让性。根据适用法律，授权应基于如下事由转让：(i)根据遗嘱、继承与分配法转让；(ii)在被授权人有生之年，在管理人的授权范围内以管理人授权的方式转让。尽管有前述规定，被授权人可以用管理人提供的指定受益人的格式文件，指定其死亡后授权的一个或多个受益人。

(j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

授予日期。任何情形下，给予授权的日期应为管理人决定给予授权 日 期或管理人指定的其他日期。

7. Award Exercise or Purchase Price, Consideration and Taxes.

授权行权价或购买价格、对价与税收 。

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be determined by the Administrator, and in the case of Options or SARs granted to U.S. taxpayers, shall not be less than 100% of the Fair Market Value of a Share as of the date of grant. In addition, in the case of an Incentive Stock Option granted to an employee who, at the time the Incentive Stock Option is granted, owns (or, pursuant to Section 424(d) of the U.S. Code, is deemed to own) Shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or Affiliate, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

行权价或购买价格。授权的行权价或购买价格（如有）应当由管理人确定：在授予雇员期权或股份增值权的情形下，该价格不应低于截至授予日期每股的公平市场价值的 100%。除此之外，在授予雇员的股权激励期权的情形下，如果该雇员在该股权激励期权授予时，拥有（或根据美国法令第 424(d)节可被视为拥有）超过公司、子公司和关联方所有类型股份总合并投票权 10%的股份，则每股的行权价格不少于截至授予日期每股的公平市场价值的 110%。

Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6 above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

尽管有本第7节(a)款的前述规定，对于按第6节给予的授权，则该授权的行权价或购买价格应当根据证明同意授予授权的相关法律文书的条款确定。

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

对价。对基于行使授权或购买授权而发行的股份应支付的对价，包括其支付方式，应由管理人决定，但应遵守适用法律之规定。管理人除了可以决定任何其他种类的对价，管理人有权接受以下作为按计划发行的股份的对价：

(i) cash;

现金；

(ii) check;

支票；

(iii) if the exercise or purchase occurs on or after the Registration Date, or as otherwise permitted by the Administrator, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

如果行使或购买股份发生在登记日当天或之后，或经管理人所允许，则对价可以是交付股份或出具管理人可能要求的经适当签署的股份权利证明（该等股份于交付之日或出具证明之日的公平市场价值应等于正在被行使期权的股份的行权价之总额）；

(iv) if the exercise or purchase occurs on or after the Registration Date, or as otherwise permitted by the Administrator, withholding of Shares subject to the Award having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

如果行使授权或购买授权发生在登记日当天或之后，或经管理人所允许，在行权日根据授权，则对价可以是收回授权下的股份（该等股份的公平市场价值应等值于正在被行使的授权的行权价之总额）；

(v) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

就期权而言，如果行权发生在登记日或登记之后，则款项可通过经销商出售与汇款程序支付。按照此程序被授权人 (A)应书面指示公司指定的经销商，以立即开始销售部分或全部已购买股份，同时还应将足够涵盖所购买股份的全部行权价的金额汇至公司； (B)应书面指示公司将购买的股份直接交付这些经销商从而完成销售；或

(vi) any combination of the foregoing methods of payment.

前述支付方式的任意组合。

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

对于不接受上述所有对价支付形式的授权、或者限制一种或多种对价支付形式的授权，管理人可以通过不时采纳或者修改第四节 (b)(iv)款所述的授予协议的标准格式的方式或其他任何方式，在任何时候进行授权。

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other Person until such Grantee or other Person has made arrangements acceptable to the Administrator for the satisfaction of any income and employment tax withholding obligations under any Applicable Laws. The Grantee shall be responsible for all taxes associated with the receipt, vest, exercise, transfer and disposal of the Awards and the Shares. Upon exercise of an Award, the Company and/or the Related Entity which is an employer of the Grantee shall have the right to withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

税收。在被授权人或其他人士按照适用法律就所得税支付和雇佣税扣缴义务的履行作出令管理人认为可接受的安排之前，不得将本计划下的股份交付给被授权人或其他人士。被授权人应当承担与授权和股份的接受、兑现、行权、转让和处分相关的全部税负。授权一经行使，公司和 /或被授权人供职的关联实体应当有权从被授权人处代扣、抵扣或收取一定金额以履行前述税收义务。

8. Exercise of Award.

行使授权。

(a) Procedure for Exercise; Rights as a Shareholder.

行使程序；股东权利

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

本计划项下授予的任何授权应按照管理人依据本计划和授予协议载明的条款确定的时间和条件行使。

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the Person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

如果有权行使授权的任何人士按照授予协议的条款向公司递交行权的书面通知并全额支付被行使授权对应的股票，包括，在选定的范围内，按照第 7节(b)(iv)款规定使用经销商出售与汇款程序支付购买价格，则授权应被视为已行使。

(b) Exercise of Award Following Termination of Continuous Service.

持续任职终止后行使授权 。

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

授予协议规定的到期日之后，授权不可再被行使，唯可根据授予协议的规定在被授权人持续任职终止后被行使。

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

如果授予协议允许被授权人在持续任职终止后的一定期限内行使授权，在该期限届满或原授权有效期届满时（取两者中较早发生的时间），没有行使的授权部分应该到期终止。

(c) No Exercise in Violation of Applicable Law.

行权不得违反适用法律 。

Notwithstanding the foregoing, regardless of whether an Award has otherwise become exercisable, the Award shall not be exercised if the Administrator (in its sole discretion) determines that an exercise would violate any Applicable Laws.

尽管有前述规定，不论授权是否已经可以行权，如果管理人（根据其完全自由裁量）认为行权将违反任何适用法律的，该等授权不得被行使。

(d) Restrictions on Exercise.

行权限制。

Notwithstanding the foregoing, regardless of whether an Award has otherwise become exercisable, the Award may not be exercised before the consummation of (i) an IPO of the Company, (ii) a Corporate Transaction, or (iii) the Change in Control, except as permitted by the applicable Award Agreement or otherwise as determined by the Administrator.

尽管有前述规定，不论授权是否已经可以行权，除非管理人另有决定，在下述交易交割前，授权不得被行使： (i)公司首次公开发行，(ii)公司整体出售，(iii) 控制权变更。

9. Conditions Upon Issuance of Shares.

股份发行条件。

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws and the relevant Award Agreement, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

除非行权及相关股份的发行或交付符合所有适用法律，且公司律师进一步就该合规性作出确认，否则不得基于行权发行任何股份。

(b) As a condition to the exercise of an Award, the Company may require the Person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

如果公司律师认为任何适用法律有陈述保证的要求，作为行使授权的条件，公司可以要求行使授权的人士在行使授权时陈述并保证，其购买该股份仅为投资目的，并无出售、分销该股份之意图。

(c) As a condition to the exercise of an Award, the applicable Award Agreement may provide for Grantee to grant a power of attorney to the Board or any Person designated by the Board to exercise the voting rights with respect to the Shares and the Company may require the Person exercising such Award to acknowledge and agree to be bound by the provisions of the currently effective M&A, shareholders agreement, right of first refusal and co-sale agreement and other documents of the Company in relation to the Shares (if any), as if the Grantee is a holder of Ordinary Shares thereunder.

作为行使授权的条件，被授权人应授权董事会或董事会指定的人士作为其代表行使投票权，且公司可以要求该等行使授权的人士承认并同意遵守届时有效的公司章程、股东协议、优先购买权和跟售权协议以及其他与股份有关的公司法律文件（若有），如同被授权人是普通股的持有人一样。

10. Repurchase Rights. Except as provided in the applicable Award Agreement or the subplan, upon termination of a Grantee’s Continuous Service for any reason, the Company shall be entitled to repurchase from the Grantee all or any portion of any vested Awards and the Shares obtained by the Grantee upon exercise of any Awards. The Award Agreement shall (or may, with respect to Awards granted or issued to Officers, Directors or Consultants) provide that:

回购权。除非在可适用的授权协议或自计划中另有约定，当被授权人出于任何原因而终止持续任职时，公司有权从被授权人处回购被授权人的全部兑现期权和通过行使授权而获得的股份。授予协议应当约定（或者如授权是向管理人员、董事或顾问授予或发行的，则授予协议可以约定）：

(a) the consideration payable for such vested Awards or such Shares upon exercise of such repurchase right shall be made in cash or by cancellation of purchase money indebtedness; and

行使回购权时所需就兑现授权或股份支付的对价，应当以现金形式或取消买价负债的形式支付；且

(b) the amount of the consideration payable for such vested Awards or such Shares shall be as determined by the Administrator. The Grantee shall cooperate with the Company to complete and give effect to such repurchase.

回购兑现授权或股份的对价应当被管理人决定。被授权人应与公司合作以完成并使该回购生效。

11. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be equitably adjusted for (i) any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Ordinary Shares including a corporate merger, consolidation, acquisition of property or equity, separation (including a spin-off or other distribution of shares or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. In the event of a Spin-off Transaction, the Administrator may in its discretion make such adjustments and take such other action as it deems appropriate with respect to outstanding Awards under the Plan, including but not limited to: (i) adjustments to the number and kind of Shares, the exercise or purchase price per Share and the vesting periods of outstanding Awards, (ii) prohibit the exercise of Awards during certain periods of time prior to the consummation of the Spin-off Transaction, or (iii) the substitution, exchange or grant of Awards to purchase securities of the Subsidiary; provided that the Administrator shall not be obligated to make any such adjustments or take any such action hereunder.

市值变化后的调整。受限于公司股东的要求，对于已发行的授权所指向的股份数量，以及本计划项下已被允许发行的股份数量但该股份对应的授权还未被授予或已经被收回至本计划，该已发行授权的行权价或购买价格、该授权对应的在一个会计年度可发放给被授权人的最大数量的股份，以及管理人认为需要调整的任何其他条件，将根据以下情况按比例调整： (i)因拆股、反向拆股、股份分红、并股或股份重新分类，或类似影响股份的交易而引起的已发行股份的数量的增减； (ii)公司未收到对价而进行的已发行股份数量的增减；或 (iii)管理人有权自行决定的有关普通股的其他交易，包括公司新设合并、吸收合并、购买财产或股权、分立（包括分拆或其他股份或财产的分配）、重组、全部或部分清算或其他类似交易；然而公司可转换证券的转换不得被视为 “未收到对价而进行”的交易。上述调整需由管理人进行且其决定是终局的、有约束力的和决定性的。除非管理人另有决定，否则公司发行任何级别的股份，或者可以转换为任何级别的股份的证券，不得影响授权项下股份的数量或价格，不得对授权项下股份的数量或价格因上述原因做调整。分拆交易发生时，管理人有权自行决定对本计划项下已发行的授权进行如下调整或作出其认为适当的行动，包括但不限于： (i)调整股份数量、类型、每股行权价或购买价格以及已发行授权的兑现时间， (ii)在分拆交易交割前的一定期限内禁止行使授权，或 (iii)替换、交换或授予授权以购买子公司的证券。

12. Corporate Transactions and Changes in Control.

公司整体出售和控制权变更 。

(a) Termination of Award to the Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed or Replaced in connection with the Corporate Transaction.

公司整体出售中授权未被承担则告终止 。自公司整体出售交割时起，本计划项下的全部已发行授权应当终止且该等终止于交割时即生效。但是，在公司整体出售中被承担的授权不应终止。

(b) Acceleration of Award Upon Corporate Transaction or Change in Control.

公司整体出售或控制权变更后授权加速

(i) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date. The portion of the Award that is not Assumed or Replaced shall terminate under subsection (a) of this Section to the extent not exercised prior to the consummation of such Corporate Transaction.

公司整体出售。除非单独授予协议另有规定，否则在公司整体出售的情况下，未被承担或替代的授权应在公司整体出售的特定生效日前且被授权人仍在公司持续任职的前提下自动全部兑现生效、可诸行使、并且解除任何回购权或没收全对其的限制（除非回购权以公平市场价格行使）。根据本节 (a)款，未被承担的授权如在公司整体出售交割前仍未被行使则应当终止。

(ii) Change in Control. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award, provided that the Grantee’s Continuous Service has not terminated prior to such date.

控制权变更。除非单独授予协议另有规定，在控制权变更的情况下（不包括同时也是公司整体出售的控制权变更），如果被授权人在公司控制权变更的特定生效日前在公司的持续任职未终止，每一项在计划项下已发行的授权应在该生效日前自动全部变为兑现和可行使的，且解除任何回购权或没收权对该授权部分相应股票的限制（以公平市场价格行使的回购权除外）。

13. Effective Date and Term of Plan. The Plan shall become effective upon the later to occur of its adoption by the Board or its approval by the shareholders of the Company. The Plan shall continue in effect for a term of ten (10) years after the date of adoption, unless sooner terminated or extended before expiration. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

计划生效日和期限。本计划在董事会通过或股东批准两者较晚日后生效。除非提前终止，本计划自批准之日起有效期为十（ 10）年。受限于适用法律，授权可予本计划生效后予以授出。

14. Amendment, Suspension or Termination of the Plan.

计划的修订、中止与终止 。

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of Section 4(b)(vi) or this Section 14(a).

董事会可以随时修订、中止和终止计划。但是，当适用法律要求该等修订须得到公司股东批准时，或者修订涉及本计划第 4节(b)(vi)款或第14节(a)款时，非经公司股东批准，不得进行相应的修订。

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

本计划中止期间或终止之后不得授予任何授权。

(c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

对本计划的任何中止或终止（包括本计划第12节项下的计划终止）不得影响任何已经被授予的授权。

15. Reservation of Shares.

股份保留。

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

公司在本计划有效期内须一直预留和保留足额的股份，以保证满足本计划的需要。

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

如果公司律师认为依法发行、出售本计划项下股份需要从有管辖权的监管机构获得必要批准而公司未能从有管辖权的任何监管机构获得该批准，则公司对未能获得必要批准而不能进行发行或出售不负任何责任。

16. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan. For the avoidance of doubt, to the extent that the Grantee is an Employee of the Company or any Related Entity, the terms and conditions of the Plan, the Award Agreement, the Notice of Stock Option Award and any exhibit, schedule or ancillary documents of the foregoing shall in no event form or be deemed as part of his/her employment contract with the Company or Related Entity.

对雇佣期限或顾问关系没有影响 。本计划并不赋予被授权人任何与持续任职有关的权利，也不影响被授权人或公司或被授权人供职的关联实体在任何时候终止被授权人 持续任职的权利，无论此等终止是否是因事由或者是否基于通知。公司或任何关联实体关于被授权人持续任职因本计划下的事由而被终止的决定，不影响公司或任何关联实体任意终止与所雇佣的被授权人的雇佣关系的能力。为免疑义，就作为公司或任何关联实体雇员的被授予人而言，本计划、授予协议、股票期权授予通知以及前述文件的任何附件、附表或附属文件项下的条款和条件在任何情况下均不应构成或被视为该被授予人与公司或关联实体之间雇佣合同的一部分。

17. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

对退休与其他福利计划没有影响 。除非公司或关联实体的退休计划或其他福利计划另有具体约定，否则授权不得被视为对公司或关联实体任何退休计划的收益或出资之计算的补偿，并且不得影响任何其他类型的福利计划，或此后设立的任何可得收益和收益金额与薪酬水平相关的福利计划。本计划不构成 1974年《雇员退休收入保障法》及其后续修订项下的 “退休计划”或“福利计划”。

18. Vesting Schedule. Except as approved by the Administrator, Options to be issued to the Grantees under the Plan shall be subject to a minimum four (4) year vesting schedule calling for vesting no faster than the following, counting from the applicable grant date or vesting commencement date (as determined by the Administrator) with respect to the total issued Options: the Option representing 25% of the Shares shall vest at the end of the first twelve (12) months commencing from the Vesting Commencement Date, with remaining portions vesting in equal monthly installments over the next thirty-six (36) months.

兑现时间表。除非管理人另作决定，根据本计划向被授权人发行的期权应当受限于一个不短于四（ 4）年的兑现时间表，自授予日或相关兑现开始日（由管理人确定）起全部发行期权按以下兑现时间表行使：期权对应的 25%的股份应在第一年届满时兑现，剩余的部分于接下来的三十六（ 36）个月中按月平均兑现。

19. Drag-Along Events. Except as provided in the applicable Award Agreement or subplan, in the event of a Drag-Along Event, the Grantees who hold any Shares upon exercise of the Award shall sell, transfer, convey or assign all of their Shares pursuant to, and so as to give effect to, the Drag-Along Event, and each of such Grantees shall grant to the Board or a Person authorized by the Board, a power of attorney to transfer, sell, convey and assign his/her Shares and to do and carry out all acts and to execute all documents that are necessary or advisable to complete the Drag-Along Event.

领售权交易。除非在相关授予协议中另有规定，在发生领售权交易的情况下，基于行使授权而持有任何股份的被授权人，应当根据领售权交易出售、转让、让渡或让与其全部股份，并使领售权交易得以有效实现。被授权人应当授权公司的董事会或董事会不时指定的其他人士为完成领售权交易而对他 /她的股份进行转让、出售、让与和让渡，并采取一切必要且适当的行为和签署一切必要且适当的文件。

20. IPO. In the case of a IPO, the Grantees shall enter into any agreements with any underwriter, coordinator, bankers or sponsor elected by the Company for the purpose of the IPO, and each of such Grantees shall grant to the Board or a Person authorized by the Board, a power of attorney to enter into any agreements with any underwriter, coordinator, bankers or sponsor elected by the Company and to do and carry out all the acts and to execute all the documents that are necessary or advisable to complete the IPO.

首次公开发行。首次公开发行时，被授权人将与公司为首次公开发行而委任的任何承销商、协调者、银行业者或保荐人签署一切协议。为此目的，被授权人特此不可撤销地授权公司董事会或董事会不时指定的其他人士与公司委任的任何承销商、协调者、银行业者或保荐人签署一切协议，并为完成首次公开发行采取一切必要且适当的行为和签署一切必要且适当的文件。

21. Service with Competitor. Notwithstanding Section 8(b), and except as provided in the applicable Award Agreement or subplan or as otherwise determined by the Administrator, in the event a Grantee serves as the director, officer, employee (whether full time or part time), shareholder, representative or agent of a competitor of the Company and the Related Entities (the “Service with Competitor”) after termination of the Grantee’s Continuous Service, with or without Cause, excluding any passive investment by way of shares or other securities of not more than 5% of the total issued share capital of any company, the Grantee’s right to exercise the Awards shall terminate immediately upon the date of the Service with Competitor, except as otherwise determined by the Administrator, and the Company shall have rights to repurchase all vested Awards and exercised Shares held by the Grantee at a discount price determined by the Administrator.

竞争任职。尽管有第8节(b)款之规定，，除非规定在可适用的授予协议或子计划或除非管理人另有决定，如果被授权人在持续任职终止（无论是否因事由）之后，担任公司竞争者或其关联实体的董事、管理人员、雇员（无论全职或兼职）、股东、代表或代理（ “竞争任职”），不包括对不超过任何公司发行股份总数的 5% 的股份或其他证券进行的任何被动投资，除非管理人另有决定，否则被授权人行权的权利应当从开始竞争任职之日终止，并且公司应当有权以管理人确定的折价回购被授权人的所有兑现期权和已行权的股份。

22. Unfunded Obligation. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

无基金义务。无论出于任何目的，本计划项下对被授权人的应付款项都没有义 务被用于设立基金或作为抵押。公司和关联实体都不得被要求从其普通基金中隔离任何款项、或设立任何信托、或为类似目的设立任何特殊账户。公司应保留其在任何投资（包括信托投资）中的实益所有权，以用于履行其在本计划项下的付款义务。任何投资、或任何对信托或被授权人账户的设立或维护，都不得设立或构成信托或者管理人、公司、关联实体和被授权人之间的信托关系，都不得设立任何被授权人或被授权人的债权人在公司或任何关联实体资产上的既得利益或受益权利。无论公司基于本计划投资或再投资的任何资产发生任何价值变化，被授权人都无权向公司或关联实体提出任何主张。

23. Entire Plan. This Plan, the individual Award Agreements and any other document, together with all the exhibits hereto and thereto, constitute and contain the entire stock incentive plan and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

完整计划。本计划、单独的授予协议和其他任何文件、连同本计划的全部附件，构成了完整的股权激励计划和各方对相关事项的完整谅解，并完整代替各方此前就相关事项的任何或全部谈判、通信、协议、谅解、责任或义务（包括公司在此前制定的任何或全部股权激励计划）。

24. Construction; Language. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. This Plan is stipulated in both English and Chinese. In case of any discrepancy between the Chinese and English version, the English version shall prevail in any case.

解释；语言。本计划中的标题只是出于方便而设，并不影响本计划的任何意思和解释。除非上下文中另有明确表示，否则本计划中仅表示单数形式的用语也应包括其复数形式，反之亦然。除非上下文中另有明确表示， “或”的使用并不意味着排他。本计划以中文及英文制定。若中文版本与英文版本之间存在任何不一致之处，在任何情况下应以英文版为准。

25. Modifications and Subplans. Without amending this Plan, the Administrator may grant awards to eligible persons on such terms and conditions different from those specified in this Plan as may in the judgment of the Administrator be necessary to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with the Applicable Laws or market practices of the countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

修订与子计划。在不修订本计划的情况下，管理人为促进实现本计划可根据管理人自身判断就与本计划不同的条款及条件向具有的资格人士授权，以及为促进上述目的管理人可作出相应的修订、修改、程序、子计划,以符合该公司或其子公司经营或拥有雇员的有关国家或司法管辖区的适用法律或市场惯例。